SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                             FORM 8-K

                    CURRENT REPORT PURSUANT TO
                    SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 10, 1995



                            MLX CORP.
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      (Exact name of registrant as specified in its charter)



   GEORGIA                   1-4795              38-0811650
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(State or other        Commission File No.    (I.R.S. Employer
jurisdiction of                                I.D. No.)
incorporation)


           1000 Center Place, Norcross, Georgia  30093
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      (Address of principal executive offices and zip code)



                        (404) 798-0677
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       (Registrant's telephone number, including area code)



                              N/A
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     (Former name or address, if changed since last report)

     Item 5.     Other Events

     The Registrant announced after the close of business on April 10, 1995 that it had entered into a definitive agreement to sell its S.K. Wellman operating subsidiary to Hawk Corporation and the Hawk Group of Companies, Inc. Certain terms of the transaction are described in the press release of the Registrant attached hereto as Exhibit 99.

     Item 7.     Exhibits

     99 - Press release issued on April 10, 1995.

                                     SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.



                                    MLX CORP.



Date:   April 10, 1995            By: /s/ Thomas C. Waggoner
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